EXHIBIT 32.01
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT BY
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with this quarterly report of Freedom Holding Corp. (the “Company”) on Form 10-Q for the period ended June 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Timur Turlov, Chief Executive Officer of the Company and Valeriy Kim, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:
(1)the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 10, 2026	/s/ Timur Turlov
Timur Turlov Chief Executive Officer

Date: August 10, 2026	/s/ Valeriy Kim
Valeriy Kim Chief Financial Officer